Bellerophon Therapeutics COVID-19 Overview I March 2020

Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties relating to: the timing and outcomes of our ongoing and expected clinical trials for our product candidates; our ability to successfully develop, commercialize and market any of our product candidates; our ability to obtain, maintain and enforce intellectual property rights; competition; our reliance on third parties; our ability to obtain necessary financing; and those risk factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and other periodic filings we make with the SEC. All forward-looking statements contained in this presentation reflect our current views with respect to future events. We assume no obligation, except as required by applicable law, to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Bellerophon Therapeutics (BLPH)

Company Profile

Clinical-Stage Biotherapeutics Company	• Focused on developing inhaled nitric oxide (iNO) based therapies for outpatient management of chronic cardiopulmonary diseases and COVID-19 • Portable, lightweight delivery system (INOpulse®) allows for chronic home use • Company spun-off from Ikaria
Novel Therapy Addressing Unmet Medical Needs	• Multiple late stage programs in pulmonary hypertension associated with underlying lung disease (WHO Group 3 & WHO Group 5) • Novel targeted vasodilation provides potential for first approved therapy in intended indications • Simplified regulatory approval pathway via existing nitric oxide NDA • Granted emergency expanded access from FDA for the use of INOpulse in COVID-19
Financial Summary	• Cash & Equivalents: $12.9[1,2], No Debt[1] • Shares Outstanding = 4.6 million[1]; Fully Diluted = 7.5 million[1]

Notes: (1) As of September 30, 2019 (2) Does not include $15.3 million in gross proceeds to be received from registered direct offering priced on March 30, 2020

Bellerophon THERAPEUTICS

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Investment Highlights

Established iNO Therapeutic Benefit

- ✓ Approved for acute treatment of persistent pulmonary hypertension in neonates
- ✓ Positive results from multiple Phase 2 studies support INOpulse MoA and benefit

Advanced Clinical Stage Product

INOpulse technology focused on several large unmet orphan indications

PH-PF	PH-COPD / PH-Sarc	COVID-19
Successful Phase 2 studies in PH-IPF	PH-COPD: Successful Phase 2 study completed	First patient dosed via emergency expanded access
Positive results for Phase 2/3 study in Cohorts 1 and 2	PH-COPD: Phase 2b study design finalized in agreement w/ FDA	Expansion to additional sites ongoing
Pivotal Phase 3 cohort to initiate in 2Q2020 with FDA agreement on primary endpoint	PH-Sarc: Phase 2 results expected in 1H2020	Applying for larger IND to allow patients to enroll into randomized study

Proprietary INOpulse Technology

Strong IP protection on core programs through 2033 and ability to extend coverage into 2039

Bellerophon THERAPEUTICS

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Highly Experienced Leadership Team Jonathan Peacock 10 years experience as CFO at Amgen and Novartis Chairman Pharma Fabian Tenenbaum 15 years of executive-level experience in finance, BD Chief Executive Officer and operations Hunter Gillies, M.D. 20 years experience in clinical research specializing Acting Chief Medical Officer in cardiometabolic and pulmonary vascular diseases Peter Fernandes 25 years experience in global regulatory affairs Chief Regulatory & Safety Officer specializing in respiratory products Assaf Korner 15 years of financial experience in medical device Chief Financial Officer and consumer product companies Parag Shah, PhD 12 years experience in pharmaceutical product VP, Business Operations development Amy Edmonds 20 years experience global clinical operations and VP, Clinical Operations & Administration training Martin Dekker 17 years experience in new product development and VP, Device Engineering & Manufacturing launch 5

INOpulse Delivery System Overview Portable Delivery System Allows Chronic iNO Therapy Antifungal Immuno-modulator Antiviral Vasodilator Antibacterial Wound Healing Promotor Nitric Oxide Novel drug-device combination therapy with multiple mechanisms of action Well established vasodilator approved for acute • Targeted pulmonary vasodilation treatment of persistent pulmonary hypertension Portable pulsatile iNO • Ventilation/Perfusion (V/Q) matching in neonates delivery system • Improved oxygen saturation Broad spectrum antiviral that plays a key role in • Antiviral potential suppressing viral replication • Portable delivery system allows out-patient use 6

INOpulse Delivery System Lightweight, Portable and User Friendly Cannula Drug & Battery Key & Connector Power Indicators Alarm Swing engagement with drug 01 cartridge Intuitive and simple user 02 interface Oxygen Sources Tri-lumen cannula allows direct 03 connection with oxygen Lightweight portable design 04 allows ease of transport 7

Pulsatile Inhaled Nitric Oxide: Potential Treatment Option for COVID-19 • FDA granted emergency expanded access for pulsatile inhaled nitric oxide for treating Coronavirus (COVID- 19); first patient has initiated treatment - Also known as compassionate use, administered on a per-patient basis, at times when clinical trials are infeasible and there are no available alternatives • Inhaled nitric oxide has demonstrated potential benefit for SARS Coronavirus (SARS-CoV) which has genetic similarities to COVID-19 - NO reduces the viral load and prevents replication of SARS-CoV in vitro - iNO improves arterial oxygenation, reduces need for ventilation support, and reduces pneumonia infiltrates in patients with SARS-CoV • INOpulse delivery system is designed for outpatient use, which may be critical to preventing the further spread and alleviating the mounting impact on hospitals and intensive care units • Bellerophon has over 200 patient years of data verifying the ability to safely dose pulsatile inhaled nitric oxide needed to provide antimicrobial and antiviral activity 8

COVID-19 Treatment Paradigm

Inhaled Nitric Oxide: Potential Therapy for Stage II Patients



Stage I
(Early infection)
Stage II
(Pulmonary Phase)
IIA
IIB
Stage III
(Hyperinflammation Phase)
Severity of illness
Viral response phase
Host inflammatory response phase
Time Course

	Stage I	Stage II	Stage III
Clinical Symptoms	Mild constitutional symptoms Fever > 99.6ºF Dry Cough, diarrhea, headache	Shortness of Breath Hypoxia (PaO2/Fi02≤300mmHg)	ARDS SIRS/Shock Cardiac Failure
Clinical Signs	Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)	Abnormal chest imaging Transaminitis Low-normal procalcitonin	Elevated inflammatory markers (CRP, LDH, IL-6, D-dimer, ferritin) Troponin, NT-proBNP elevation
Potential Therapies		INOpulse	
	Remdesivir, chloroquine, hydroxychloroquine, convalescent plasma transfusions		
	Reduce immunosuppression	Corticosteroids, human immunoglobulin, IL-6 inhibitors, IL-2 inhibitors, JAK inhibitors	



Bellerophon THERAPEUTICS

Image recreated from H. Siddiqi et al., COVID-19 Illness in Native and Immunosuppressed States: A Clinical-Therapeutic Staging Proposal, J. of Heart and Lung Transplantation, 2020, DOI: 10.1016/j.healun.2020.03.012

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Nitric Oxide Plays a Key Role in Suppressing Viral Replication Naturally produced immune response to invading pathogens Endogenous NO production is upregulated by macrophages as a defense mechanism against pathogen infections Virus replication has been shown to correlate with NO production with inhibition of NO synthesis resulting in increased proliferation iNOS expression due to viral infection is typically Exogenous NO confers the ability to suppress viral regulated via induction of pro-inflammatory cytokines replication supporting the necessity and capability such as interferon-γ (IFN-γ). In some cases, such as for NO to provide a substantial antiviral effect HIV gp41, direct iNOS induction may also occur. T. Akaike et al., Immunology, 101, 2000, 300-308 M.A. De Groote et al., Clinical Infectious Disease, 21, 1995, S162-S165 10

In Vitro Testing Verifies Antiviral Effect of NO on SARS Coronavirus

SNAP (NO donor) reduces viral load and inhibits viral replication of SARS-CoV


A
TCID 50/ml
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1
0
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SNAP (NO donor) reduces viral load after 24 hours

Cells infected with SARS CoV and treated with different concentrations of NO donor (S-nitroso-N-acetylpenicillamine - SNAP ●) and control (N-acetylpenicillamine - NAP ○)


vRNA molecules/PCR
1,62E+05
1,42E+05
1,22E+05
1,02E+05
8,20E+04
6,20E+04
4,20E+04
2,20E+04
2,00E+03
4
8
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SNAP (NO donor) stops RNA production

Cells infected with SARS-CoV and treated with 400μM NO donor (S-nitroso-N-acetylpenicillamine - SNAP ●) or control (N-acetylpenicillamine - NAP ○); hpi = hour post infection

Bellerophon THERAPEUTICS

S. Akerstrom et al., J. of Virology, 79, 2005, 1966-1969

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NO Improves Survival of SARS Infected Cells SNAP (NO donor) concentration over 250µM improves cellular survival Increased survival rate of SARS infected cells by the treatment Percent protection achieved in SARS-CoV infected cells. of SNAP. Optical density (492nm) was measured to determine Bars indicate SD. mitochondrial activity. Data are expressed as means ± S.D. E. Keyaerts et al., Int. J. of Infectious Disease, 8, 2004, 223-226 12

Inhaled NO Provides Benefit in Patients Infected with SARS-CoV iNO improves arterial oxygenation and reduces pneumonia infiltrates in SARS patients Patients demonstrated improved arterial oxygenation Progression of pneumonia (May 29-June 2); Effect of iNO therapy and reduced need for ventilation support demonstrating a decrease in the pneumonia inﬁltrates (June 4 – 10) L. Chen et al., Clinical Infectious Disease, 39, 2004, 1531-1535 13

Inhaled NO Provides Benefit in Patients Infected with SARS-CoV iNO reduces need for mechanical ventilation post-treatment and improves chest x-ray Need For Ventilatory Support Post- Chest X-Ray Treatment 90% 70% 80% 60% 70% 60% 50% 50% 40% 40% 30% 30% 20% 20% 10% 10% 0% 0% iNO Control Improved No Change Worsened iNO Control L. Chen et al., Clinical Infectious Disease, 39, 2004, 1531-1535 14

Next Steps in COVID-19 FDA has granted emergency expanded access to allow pulsatile inhaled nitric oxide to be used as supportive treatment for COVID-19 Access allows treatment under the care and supervision of a physician on a named patient basis, with first patient dosed in March 2020 Bellerophon is in process of applying for a larger IND to allow patients to be enrolled into randomized study: Study Population: Patients with suspected or diagnosed COVID-19 who require supplemental oxygen Study Objective: Verify the safety and efficacy of inhaled nitric oxide in subjects with COVID-19 as determined by: • Reduction in need for mechanical ventilation, need for intubation, etc. • Reduction in oxygen requirement or an improvement in oxygen saturation • Reduction in mortality/morbidity • Negative conversion of COVID-19 RT-PCR from upper respiratory tract Study Funding: Engaged in evaluating BARDA and NIH collaborations 15

Investor Contacts Fabian Tenenbaum Chief Executive Officer BTInvestorRelations@bellerophon.com Brian Ritchie LifeSci Advisors britchie@lifesciadvisors.com 212-915-2578